INCOME TAXES	12 Months Ended
Dec. 31, 2019
INCOME TAXES
NOTE 4 - INCOME TAXES

The significant components of deferred income tax assets at December 31, 2019 and 2018 are as follows:

	December 31, 2019	December 31, 2018

Net operating loss carry-forward	$23,972	$15,337
Less: valuation allowance	(23,972)	(15,337)
Net deferred income tax asset	$–	$-

The amount taken into income as deferred income tax assets must reflect that portion of the income tax loss carry forwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide a full valuation allowance against all available income tax loss carry forwards. The Company has recognized a valuation allowance for the deferred income tax asset since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The valuation allowance is reviewed annually. When circumstances change and which cause a change in management’s judgment about the realizability of deferred income tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

As of December 31, 2019, and 2018, the Company has no unrecognized income tax benefits. The Company’s policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items as tax expense. No interest or penalties have been recorded during the year ended December 31, 2019 and December 31, 2018 and no interest or penalties have been accrued as of December 31, 2019 and 2018. As of December 31, 2019, and 2018, the Company did not have any amounts recorded pertaining to uncertain tax positions.

A reconciliation of the provision for income taxes at the United States federal statutory rate for the years ended December 31, 2019 and 2018 is as follows:

	December 31, 2019	December 31, 2018

Net loss before income taxes per financial statements	$(41,119)	(20,469)
Income tax rate	21%	21%
Income tax benefit at statutory rate	(8,635)	(4,298)
Non-utilized net operating losses	8,635	4,298
Provision for income taxes	$–	-

The Company has not filed its federal and state tax returns for the years ended December 31, 2019, 2018, 2017, 2016 and 2015. The Net operating losses (“NOLs”) for these years will not be available to reduce future taxable income until the returns are filed. Assuming these returns are filed, as of December 31, 2019, the Company had approximately $114,000 of federal net operating losses that may be available to offset future taxable income. The net operating loss carry-forward arising in taxable years beginning before December 31, 2017 will begin to expire in the year 2035. For losses arising in taxable years beginning after December 31, 2017, the net operating loss carryforward has an indefinite life. However, the utilization of the net operating loss carryforward is limited to 80% of taxable income.

Management will be taking on a project to file delinquent tax returns in the upcoming reporting periods and updated values will be disclosed in the following reporting periods.